Holly Corporation Holly Energy Partners
Banc of America Securities-Merrill Lynch Credit Conference
December 3, 2009
Exhibit 99.1

Disclosure Statement
Statements made during the course of this presentation that are not historical facts are “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are inherently uncertain and necessarily involve risks that may affect the business prospects and performance of Holly Corporation and/or Holly Energy Partners, L.P., and actual results may differ materially from those discussed during the presentation. Such risks and uncertainties include but are not limited to risks and uncertainties with respect to the actions of actual or potential competitive suppliers and transporters of refined petroleum products in Holly’s and Holly Energy Partners’ markets, the demand for and supply of crude oil and refined products, the spread between market prices for refined products and market prices for crude oil, the possibility of constraints on the transportation of refined products, the possibility of inefficiencies or shutdowns in refinery operations or pipelines, effects of governmental regulations and policies, the availability and cost of financing to Holly and Holly Energy Partners, the effectiveness of Holly’s and Holly Energy Partners’ capital investments and marketing and acquisition strategies, the possibility of terrorist attacks and the consequences of any such attacks, and general economic conditions. Additional information on risks and uncertainties that could affect the business prospects and performance of Holly and Holly Energy Partners is provided in the most recent reports of Holly and Holly Energy Partners filed with the Securities and Exchange Commission. All forward-looking statements included in this presentation are expressly qualified in their entirety by the foregoing cautionary statements. Holly and Holly Energy Partners undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Presentation Outline
· Overview of Holly and HEP
· Financial Performance
· Focused Growth Orientation
· Balance Sheet Highlights and Liquidity
· Conclusion

Presentation Outline
· Overview of Holly and HEP
· Financial Performance
· Focused Growth Orientation
· Balance Sheet Highlights and Liquidity
· Conclusion

Overview of Holly and HEP
Holly Corporation: 9 Holly’s refineries operate in Southwest, Rockies & Mid-Continent markets 9 256,000 bpsd of refining capacity and 1 weighted average complexity of over 12.0 9 Refineries directly connected to domestic or Canadian crude trading hubs 9 Owns 100% of GP and 7.3 million LP units of Holly Energy Partners (NYSE: HEP) Holly Energy Partners: 9 Over 2,700 miles of refined product & crude pipelines 9 11 Terminals & 4 loading rack facilities in 7 states (3 terminals co-owned) 9 Approximately 4.5 million bbls of refined product & crude oil storage 9 25% interest in Salt Lake pipeline, a joint venture with Plains, delivering crude oil into the Salt Lake valley

Holly Investment Highlights

HEP Investment Highlights
· 100% fee based revenue business
· Long term contracts supporting revenue stream
· Proven track record of distribution increases
· No commodity ownership risk or related hedging
· Well maintained assets serving high growth markets
· Senior management team averages over 25 years of industry experience
· Benefits from Holly’s refining growth plan

Presentation Outline
· Overview of Holly and HEP
· Financial Performance
· Focused Growth Orientation
· Balance Sheet Highlights and Liquidity
· Conclusion

Historical EBITDA (in millions)

Refining Margins (2004—2008 range)

HEP Distribution Growth

Presentation Outline
· Overview of Holly and HEP
· Financial Performance
· Focused Growth Orientation
· Balance Sheet Highlights and Liquidity
· Conclusion

Enhanced Competitive Position at Legacy Refineries

Strategic Acquisitions at Historically Low Multiples

UNEV Pipeline & Refinery Economics
Overview:
400 mile, 12” refined products pipeline from Salt Lake City to Las Vegas with terminals in Cedar City, UT and Las Vegas, NV
Holly owns 75% interest (Sinclair 25%) Completion Date — Fall 2010
Benefits:
Las Vegas trades at premium to Salt Lake Lowers impact of seasonal demand reduction Provides access to growth market for Rocky Mountain refiners
HEP Purchase Option:
At completion of construction, HEP will have option to purchase HOC’s interest in the pipeline JV for 180 days from completion of project at HOC’s cost (estimated to be $202.5 mm) plus a 7% per annum carrying cost

HEP EBITDA Growth Since Inception

Presentation Outline
· Overview of Holly and HEP
· Financial Performance
· Focused Growth Orientation
· Balance Sheet Highlights and Liquidity
· Conclusion

Balance Sheet Highlights and Liquidity
$millions Holly HEP
Cash 95.0 4.0
Senior notes 200.0 185.0
Revolver capacity (1) 350.0 300.0
Balance — 245.0
2010 Capex est 200.0 10.0
Subsequent events: — Add’l $100 mm — Approx $75 mm debt issued equity issued Oct 2009 Nov 2009 — Roadrunner sale — RGJV sale — Sinclair — Roadrunner Transaction purchase Pending — Sinclair Transaction Pending
Proceeds from Holly UNEV sale to HEP in late 2010/ early 2011 expected to be over $200 mm; covers Holly’s 2010 est capex

Holly and HEP Debt — Key Terms
Amount Company ($mm) Key Terms
Holly $300.0 Coupon: 9.875%
Due 2017
Non-call 4
Holly Energy $185.0 Coupon: 6.250%
Partners Due 2015
Non-call 5
$245.0 LIBOR plus margin (< 6% average)
Expires August 2011

Presentation Outline
· Overview of Holly and HEP
· Financial Performance
· Focused Growth Orientation
· Balance Sheet Highlights and Liquidity
· Conclusion

Conclusion
Holly Corporation: 9 Competitive refining assets in attractive markets 9 Recent investments to make legacy refineries even stronger 9 Low entry cost for very complex Tulsa refining facility (Sunoco + Sinclair) 9 Conservative capital structure plus experienced management team 9 HEP ownership ($260 mm plus GP value) Holly Energy Partners: 9 100% fee-based business 9 Long-term contracts support minimum commitments 9 History of steady EBITDA/DCF growth 9 No commodity ownership risk 9 Benefits from Holly’s refining growth

Holly Corporation Holly Energy Partners
100 Crescent Court, Suite 1600 Dallas, Texas 75201 (214) 871-3555 Bruce R. Shaw, SVP-Chief Financial Officer M. Neale Hickerson, VP-Investor Relations www.hollycorp.com

Definitions
BPD: the number of barrels per calendar day of crude oil or petroleum products. BPSD: the number of barrels per stream day of crude oil or petroleum products.
EBITDA: Earnings before interest, taxes, depreciation and amortization, which we refer to as EBITDA, is calculated as net income plus (i) interest expense net of interest income, (ii) income tax provision, and (iii) depreciation, depletion and amortization. EBITDA is not a calculation provided for under accounting principles generally accepted in the United States; however, the amounts included in the EBITDA calculation are derived from amounts included in our consolidated financial statements. EBITDA should not be considered as an alternative to net income or operating income as an indication of our operating performance or as an alternative to operating cash flow as a measure of liquidity. EBITDA is not necessarily comparable to similarly titled measures of other companies. EBITDA is presented here because it is a widely used financial indicator used by investors and analysts to measure performance. EBITDA is also used by our management for internal analysis and as a basis for financial covenants. Our historical EBITDA is reconciled to net income under “Reconciliation to Amounts Reported Under Generally Accepted Accounting Principles” of Holly Corporation’s 2008 10-K filed February 27, 2009 Gas Oil Hydrocracker: a refinery unit which uses catalyst at high pressure and temperature and in the presence of hydrogen to convert high boiling point hydrocarbons to light transportation fuels and low sulfur FCC feedstock.
MMSCFD: million standard cubic feet per day.
Net Operating Margin: Net operating margin is a non-GAAP performance measure that is used by our management and others to compare our refining performance to that of other companies in our industry. This margin does not include the effect of depreciation, depletion and amortization. Other companies in our industry may not calculate this performance measure in the same manner. Our historical net operating margin is reconciled to net income under “Reconciliation to Amounts Reported Under Generally Accepted Accounting Principles” of Holly Corporation’s 2008 10-K filed February 27, 2009 Refining gross margin or refinery gross margin: the difference between average net sales price and average costs of products per barrel of produced refined products. This does not include the associated depreciation, depletion and amortization costs. Refining gross margin or refinery gross margin is a non-GAAP performance measure that is used by our management and others to compare our refining performance to that of other companies in our industry.
This margin does not include the effect of depreciation, depletion and amortization. Other companies in our industry may not calculate this performance measure in the same manner. Our historical refining gross margin or refinery gross margin is reconciled to net income under “Reconciliation to Amounts Reported Under Generally Accepted Accounting Principles” of Holly Corporation’s 2008 10-K filed February 27, 2009.
Solvent deasphalter / residuum oil supercritical extraction (“ROSE”): a refinery unit that uses a light hydrocarbon like propane or butane to extract non asphaltene heavy oils from asphalt or atmospheric reduced crude. These deasphalted oils are then further converted to gasoline and diesel in the FCC process. The remaining asphaltenes are either sold, blended to fuel oil or blended with other asphalt as a hardener.
Steady State EBITDA: EBITDA as defined above calculated on the basis of our projection of normal pipeline and terminal volumes from our customers, applicable tariffs and fees, and normal expense levels, and assuming no material unplanned shutdowns or unavailable capacity.